                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 27, 1999

                           DAILY JOURNAL CORPORATION
                           -------------------------
              (Exact Name of Registrant as Specified in Charter)


South Carolina                        0-14665                         95-4133299
--------------                        -------                         ----------
(State or Other                    (Commission File             (I.R.S. Employer
Jurisdiction of                         Number)              Identification No.)
Incorporation)


355 South Grand Avenue, 34th Floor
Los Angeles, California  90071-1560
--------------------------------------------
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code (213) 624-7715

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report

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Item 2.  Acquisition or Disposition of Assets.


          On January 27, 1999, Daily Journal Corporation invested a total of $6.67 million in cash (a) to purchase 80% of the capital stock of Choice Information Systems, Inc. from Choice and Michael W. Payton and Terence E. Hahm, the two shareholders of Choice, (b) to cause Choice to purchase substantially all of the assets of Quindeca Corporation, which assets primarily consisted of software and computers, and (c) to leave approximately $4 million in Choice as working capital immediately following these transactions.

          Immediately following the investment, Choice entered into employment agreements with Michael W. Payton and Terence E. Hahm, shareholders of Choice, and with Jerry L. Short, shareholder of Quindeca. In addition, Daily Journal, Quindeca and Messrs. Payton and Hahm, the shareholders of Choice, entered into a Shareholders' Agreement with Choice covering all shares of Choice held by them.

          Choice and Quindeca develop, market and support the SUSTAIN(R) family of software products which enable court systems and other justice agencies to automate their operations. Daily Journal intends to continue the business of Choice and Quindeca.

          Daily Journal raised the funds required for its investment by selling approximately $6.67 million of U.S. Treasury Bills previously held by Daily Journal. Subsequent to the investment, Daily Journal, through Choice, repurchased approximately $4 million of U.S. Treasury Bills.

Item 7.   Financial Statements and Exhibits.

       (a)   Financial Statements of Business Acquired.

          The financial statements of Choice and Quindeca required by this Item 7(a) will be filed by an amendment to this Form 8-K no later than April 12, 1999.

       (b)   Pro Forma Financial Information.

          The pro forma financial statements required by this Item 7(b) will be filed by amendment to this Form 8-K no later than April 12, 1999.

       (c) The following exhibits are filed herewith or incorporated by reference herein:

       Exhibit Number         Description
       --------------         -----------

          2.1 Stock Purchase Agreement, dated as of January 22, 1999, by and among Daily Journal Corporation, Choice Information Systems, Inc., Michael W. Payton and Terence E. Hahm.

          2.2 Asset Purchase Agreement, dated as of January 22, 1999, by and among Choice Information Systems, Inc., Quindeca Corporation and Jerry L. Short.

          10.1 Employment Agreement, dated as of January 22, 1999, between Choice Information Systems, Inc. and Michael W. Payton.

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          10.2                Employment Agreement, dated as of January 22,
                              1999, between Choice Information Systems, Inc. and Jerry L. Short.


          10.3 Employment Agreement, dated as of January 22, 1999, between Choice Information Systems, Inc. and Terence E. Hahm.

          10.4 Shareholders' Agreement, dated as of January 22, 1999, among Choice Information Systems, Inc., Daily Journal Corporation, Quindeca Corporation, Michael W. Payton and Terence E. Hahm.

          99.1                Press Release of Daily Journal Corporation issued
                              January 27, 1999

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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         DAILY JOURNAL CORPORATION


                         By:  /s/ GERALD L. SALZMAN
                         Name:  Gerald L. Salzman
                         Title: Chief Financial Officer


Dated: February 11, 1999

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                                 EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

     2.1 Stock Purchase Agreement, dated as of January 22, 1999, by and among Daily Journal Corporation, Choice Information Systems, Inc., Michael W. Payton and Terence E. Hahm.

     2.2 Asset Purchase Agreement, dated as of January 22, 1999, by and among Choice Information Systems, Inc., Quindeca Corporation and Jerry L. Short.

     10.1 Employment Agreement, dated as of January 22, 1999, between Choice Information Systems, Inc. and Michael W. Payton.

     10.2 Employment Agreement, dated as of January 22, 1999, between Choice Information Systems, Inc. and Jerry L. Short.

     10.3 Employment Agreement, dated as of January 22, 1999, between Choice Information Systems, Inc. and Terence E. Hahm.

     10.4 Shareholders' Agreement, dated as of January 22, 1999, among Choice Information Systems, Inc., Daily Journal Corporation, Quindeca Corporation, Michael W. Payton and Terence E. Hahm.

     99.1           Press Release of Daily Journal Corporation issued January
                    27, 1999

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